Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)

Distribution Date:
                                                 08/20/96

Investor Certificateholder Floating Allocation Percentage
                                                    97.50%
Investor Certificateholder Fixed Allocation Percentage
                                                    97.50%

Aggregate Amount of  Collections
                                            26,480,717.30
     Aggregate Amount of  Interest Collections
                                             9,009,698.89
     Aggregate Amount of  Principal Collections
                                            17,471,018.41

Class A Interest Collections
                                             8,784,465.43
Class A Principal Collections
                                            15,343,077.79
Seller Interest Collections
                                               225,233.46
Seller Principal Collections
                                             2,127,940.62

Weighted Average Loan Rate
                                                    13.55%
Net Loan Rate
                                                    12.55%

Weighted Average Maximum Loan Rate
                                                    18.59%

Class A-1 Certificate Rate
                                                   5.6570%
Maximum Investor Certificate Rate
                                                  12.5500%
Class A-1 Certificate Interest Distributed
                                             3,714,244.74
Class A-1 Investor Certificate Interest Shortfall before Draw
                                                     0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                                     0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                                     0.00
Unpaid Class A-1 Carryover Interest Amount
                                                     0.00
















Maximum Principal Dist. Amount (MPDA)
                                            17,034,242.95
Alternative Principal Dist. Amount (APDA)
                                            15,343,077.79
Rapid Amortization Period? (Y=1, N=0)
                                                     0.00
Scheduled Principal  Distribution Amount (SPDA)
                                            15,343,077.79

Principal  allocable to Class A-1
                                                     0.00


SPDA deposited to Funding Account
                                            15,343,077.79
Subsequent Funding Mortgage Loans Purchased in Period
                                                     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased
                                                     0.00


Accelerated Principal Distribution Amount
                                                     0.00

APDA allocable to Class A-1
                                                     0.00



Reimbursement to Credit Enhancer
                                                     0.00

Spread Trigger hit?
                                          No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
                                                12,427.21




Cumulative Investor Liquidation Loss Amount
                                                12,427.21

Total Principal allocable to A-1
                                                12,427.21



Beginning Class A-1 Certificate Principal Balance
                                           815,054,290.05


Ending Class A-1 Certificate Principal Balance
                                           815,041,862.84







Pool Factor (PF)
                                                0.9948294

Servicer Certificate (Page 2 of  3)

Distribution Date:
                                                 08/20/96

Retransfer Deposit Amount (non 2.07 transfers)
                                                     0.00
Servicing Fees Distributed
                                               658,530.64
Beg. Accrued and Unpaid Inv. Servicing Fees
                                                     0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                                     0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                                     0.00

Number of Mortgage Loans Retransferred pursuant to 2.07
                                                        0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07
                                                       0
Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00

Aggregate Investor Liquidation Loss Amount
                                                12,427.21
Investor Loss Reduction Amount
                                                     0.00

Beginning Pool Balance
                                           811,242,094.53
Ending Pool Balance
                                           795,883,606.00
Beginning Invested Amount
                                           819,255,717.05
Ending Invested Amount
                                           819,243,289.84
Beginning Seller Principal Balance
                                            21,005,330.90
Ending Seller Principal Balance
                                            21,002,347.37
Additional Balances
                                             2,127,940.62

Beginning Funding Account Balance
                                            29,018,953.42
Ending Funding Account Balance
                                            44,362,031.21
Ending Funding Account Balance % (before any purchase of Subsequent
Loans or release to Certs.)                         5.28%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)                              5.28%
Principal Balance of Subsequent Funding Loans Purchased in Period
                                                    $0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                                             $0.00

Excess Funding Amount
















Beginning Spread Account Balance
                                             2,100,714.00
Ending Spread Account Balance
                                             2,100,714.00

Beginning Seller Interest
                                                     2.59%
Ending Seller's Interest
                                                     2.64%

Delinquency & REO Status
   Delinquent 30-59 days
     No. of Accounts
     Trust Balance
                                                    1,199
   Delinquent 60-89 days
                                            44,950,382.64
     No. of Accounts
                                                      216
     Trust Balance
                                             7,475,153.69
   Delinquent 90+ days
     No. of Accounts
                                                      139
     Trust Balance
                                             4,866,688.65
   REO
     No. of Accounts
                                                        0
     Trust Balance
                                                     0.00

Rapid Amortization Event ?
                                          No
   Failure to make payment within 5 Business Days of Required Date
?                                         No
   Failure to perform covenant relating to Trust's Security
Interest ?                                       No
   Failure to perform other covenants as described in the Agreement
?                                        No
   Breach of Representation or Warranty ?
                                          No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                                          No
   Subject to Investment Company Act of 1940 Regulation ?
                                          No
   Servicing Termination ?
                                          No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balance and Pre-Funded Amount       No

Servicer Certificate (Page 3 of  3)

Distribution Date:
                                                 08/20/96

Event of Default ?
                                          No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                                 No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                           No
   Failure by Servicer to perform other covenants as described in
the Agreement?                             No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                                      No
   Trigger Event ?
                                          No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                                         N/A
Premium Distributed to Credit Enhancer
                                                     0.00
Amount Distributed to Seller
                                             2,353,174.08
Master Servicer Credit Facility Amount
                                                     0.00
Guaranteed Principal Distribution Amount
                                                     0.00
Credit Enhancement Draw Amount
                                                     0.00
Spread Account Draw Amount
                                                     0.00
Capitalized Interest Account Draw
                                                     0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                                     0.00
Amount paid to Trustee
                                                     0.00
Cumulative Draw under Policy
                                                     0.00
Net Yield
                                                     6.44%


Total  Available Funds
     Aggregate Amount of Collections
                                            26,480,717.30
     Deposit for principal not used to purchase subsequent loans
                                                     0.00
     Interest Earnings on the Pre-Funding Account
                                                     0.00
     Deposit from Capitalized Interest Account
                                                     0.00
     Total
                                            26,480,717.30


Application of Available Funds
     Servicing Fee
                                               658,530.64
     Prinicpal and Interest to Class A-1
                                             3,726,671.95


     Seller's portion of Principal and Interest
                                             2,353,174.08
     Funds deposited into Funding Account (Net)
                                            15,343,077.79
     Funds deposited into Spread  Account
                                                     0.00
     Excess funds released to Seller
                                             4,399,262.84
     Total
                                            26,480,717.30


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
                                                 08/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
                                                  97.5001%
Class A Certificateholder Fixed Allocation Percentage
                                                  97.5000%

Beginning Class A-1 Certificate Balance
                                           815,054,290.05



Class A-1 Certificate Rate
                                                 5.657030%


Class A-1 Certificate Interest Distributed
                                                 4.533558


Class A-1 Certificate Interest Shortfall Distributed
                                                 0.000000


Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                                 0.000000



Rapid Amortization Event ?
                                          No
Class A-1 Certificate Principal Distributed
                                                 0.015168


   Maximum Principal Distribution Amount
                                                20.791774
   Scheduled Principal  Distribution Amount (SPDA)
                                                18.727560
   Accelerated Principal Distribution Amount
                                                 0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                                                 0.015168

Total Amount Distributed to Certificateholders
                                                 4.533558

Principal Collections deposited into Funding Account
                                            15,343,077.79
Ending Funding Account Balance
                                            44,362,031.21

Ending Class A-1 Certificate Balance
                                           815,041,862.84



Class A-1 Factor
                                                0.9948294


Pool Factor (PF)
                                                0.9948294

Unreimbursed Liquidation Loss Amount
                                                       $0
Accrued Interest on Unreimbursed Liquidation Loss Amount
                                                       $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                                       $0

Class A Servicing Fee
                                               658,530.64

Beginning Invested Amount
                                           819,255,717.05
Ending Invested Amount
                                           819,243,289.84
Beginning Pool Balance
                                           811,242,094.53
Ending Pool Balance
                                           795,883,606.00

Spread Account Draw Amount
                                                     0.00
Credit Enhancement Draw Amount
                                                     0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:
                                                 08/20/96

DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts
                                                    1,199
     Trust Balance
                                            44,950,382.64

   Delinquent 60-89 days
     No. of Accounts
                                                      216
     Trust Balance
                                             7,475,153.69

   Delinquent 90+ days
     No. of Accounts
                                                      139
     Trust Balance
                                             4,866,688.65

   REO
     No. of Accounts
                                                        0
     Trust Balance
                                                     0.00

Aggregate Liquidation Loss Amount for Liquidated Loans
                                                12,745.84

Class A-1 Certificate Rate for Next Distribution Date
                                          To be updated



Amount of any Draws on the Policy
                                                     0.00

Subsequent Mortgage Loans
     No. of Accounts
                                                     0.00
     Trust Balance
                                                     0.00
     Cumulative No. of Accounts
                                                     0.00
     Cumulative Trust Balance
                                                     0.00

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07
                                                        0
    Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                                     0
    Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00